                                                                    Exhibit 99.8

                                                                   June 10, 2003

BBJ Environmental Solutions, Inc.
Attn: Robert G. Baker
6802 Citicorp Blvd, Ste 500
Tampa, FL 33619

Gentlemen:

                                     PART I

         The undersigned is aware that:

         A. BBJ Environmental Technologies, Inc. (the "Company" or "BBJE") is hereby offering to sell on a "best efforts basis" 1,000,000 shares of its restricted Common Stock at $0.11 per share in order to raise up to $110,000 (the "securities"). No refund shall be made if the Company raises less than $110,000.-

         B. The undersigned understands that the Shares are not being purchased for resale or distribution and unless an appropriate registration statement is in effect, the undersigned will at no time offer or sell the securities in connection with the distribution of any securities of the Company or participate or have any participation in any such distribution and will not otherwise sell, transfer, assign or in any manner dispose of the securities except in accordance with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; that all of the securities are being purchased for the sole account of the undersigned or other non U.S. persons and no U.S. person has any beneficial interest in any of the securities.

         C. The securities offered herein are being sold pursuant to Regulation S of the Securities Act of 1933, as amended, solely to non-U.S. persons as defined in Regulation 902 of Regulation S. A U.S. person means: (i) any natural person resident of the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if any individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation 501(a) of Regulation D who are not natural persons, estates or trusts.

         The following are not "U.S. persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         D. The shares to be issued would entitle the holders thereof to one vote per share regarding all matters coming up for a shareholders' vote. There would be no cumulative or pre-emptive rights attached to any of the shares.

         E. All checks shall be made to the order of "BBJ Environmental Technologies, Inc." and shall be mailed to the Company, at 6802 Citicorp Drive, Suite 500, Tampa, FL 33619. As an alternative to the payment via a check or money order, payment may be made to the Company by wiring the subscription funds. All wires shall be made to the order of BBJ Environmental Technologies, Inc. and shall be wired to the Company's bank account as follows:

                   For BBJ Environmental Technologies, Inc.

                   For Further Credit to BBJ Environmental Solutions, Inc. Account Number: 7966309700

                   ABA Routing Number: 062000019

                   AmSouth Bank - Dolphin Village Branch #171
                   Attn: Peggy Maso
                   4811 Gulf Boulevard
                   St. Pete Beach, Florida 33706
                   727-367-7891 (tel)
                   727-367-7893 (fax)

         The undersigned represents and warrants the following:

            (a) I can bear the economic risk of this investment and can afford a complete loss thereof. I (i) have sufficient liquid assets and have adequate means of providing for my current and presently foreseeable future needs, (ii) have no present need for liquidity of my investment in the securities of the Company and
(iii) will not have an overall commitment to non-marketable investments disproportionate to my net worth.

         (b) I qualify as an "Accredited Investor" as defined in Regulation D, under the Act because I meet one or more of the following requirements: (Please check the appropriate item):

XXXXX(1) the investor is a natural person whose net worth, or joint net worth with spouse, at the time of purchase, exceeds $1,000,000 (including the value of home, home furnishings and automobiles).

_____(2) the investor is a natural person whose individual gross income (excluding that of spouse) exceeded $200,000 in each of the last two calendar years, and who reasonably expects individual gross income exceeding $200,000 in the current calendar year; or for such periods, the combined income of the investor with spouse exceeded and is expected to exceed $300,000.

_____(3) the investor is an employment benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 and either (A) the employee benefit plan has total assets in excess of $5,000,000, or (B) if a self-directed plan, then the investment decisions are made solely by persons that qualify as accredited investors as defined in (i) or (ii) above.

_____(4) the investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in Rule 506
(b)(2)(ii) under the Securities Act of 1933.

_____(5) the investor is an entity in which all the equity owners qualify as accredited investors.

_____(6) the investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(7) the investor is a bank as defined in section 3(a)(2) of the Act, or savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000 or, a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(8) The investor is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

         (c) The securities of the Company will bear the following restrictive legend:

             "Transfer of the shares represented by this certificate is prohibited except in accordance with the provisions of Regulation S, or if registered or exempt from registration, and hedging transactions are not permitted as to the shares represented by this certificate unless in compliance with the Securities Act of 1933, as amended."

         (d) The undersigned certifies that the undersigned is not a U.S. person and has not purchased the securities of the Company for the account of a U.S. person and agrees to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration and the undersigned agrees not to engage in hedging transactions with regard to such securities, unless in compliance with the Securities Act. The undersigned is aware that the Company will refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

         (e) The execution of this Subscription Agreement and the purchase order contained herein originated when the undersigned was located outside of the United States.

                                     PART II

         The undersigned represents and warrants:

         A. I and such other persons whom I have found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the risks of the investment and to make an informed investment decision with respect thereto.

         B. I am fully aware of the risks of investing in the Company's securities and that I may lose all or a portion of my investment. As of December 31, 2002, the Company had net stockholders' equity of $554,243, an accumulated deficit of $5,724,017 and working capital of $479,918. There can be no assurances that the Company will be able to continue as a going concern or achieve material revenues or profitable operations. For further details, see the Company's annual report with audited financial statements for the year ended December 31, 2002, unaudited quarterly reports and the Company's press releases, which are all available on BBJE's web site at http://www.bbjenviro.com. Copies of the foregoing information can be obtained from the Company by calling BBJE at 1-800-889-2251 and asking for Jerry V. Schinella.

         C. I have had the opportunity to ask questions of, and to receive answers from, the Company and Robert G. Baker with respect to the Company, the terms and conditions of the offering and the Company's plan of operation. The undersigned's representatives, if any, and I have been offered access to the books and records of the Company (i) relating to my investment in the securities and (ii) which were necessary to verify the accuracy of any information which was furnished to me. All materials and information requested by either me or other persons representing me, including any information requested to verify any information furnished, have been made available. I acknowledge that I have received no representations or warranties from the Company, its employees or agents in making this investment decision.

         D. The undersigned is bona fide permanent resident of and is domiciled in the country as set forth on the signature page hereof and has no present intention of becoming a resident of any other jurisdiction, or if a partnership, trust, corporation or other entity, has a principal place of business or is domiciled in the country as set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other jurisdiction.

         E. FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned represents and warrants that it was not organized for the specific purpose of acquiring securities of the Company, and (ii) the undersigned has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the

Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

         I understand the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date that my purchase of the Securities of the Company subscribed for herein has been accepted by the Company. Each such representation and warranty shall survive such purchase.

                                    PART III

         Representations and Warranties of the Company.

         A. The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own properties and conduct its proposed business and to enter into this Agreement and to be bound by the provisions and conditions hereof.

         B. No Waiver. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by him or it with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

         C. Entire Agreement. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein. This Agreement, together with any instruments executed simultaneously hereof, constitutes the entire agreement between the parties with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement, which fully and completely expresses their agreement and supersedes any prior subscription and other written and/or oral agreements.

         D. Changes. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

         E. Further Documents. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

         F. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by Registered or Certified Mail, Return Receipt Requested, postage prepaid, as follows:

         To the Purchaser:          To the Address listed at the end of this
                                    Agreement

         To the Company:            To the address specified on page 1

or in each case to such other address as shall have last been furnished by like notice. If mailing by Registered or Certified Mail is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be.

         G. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Florida of the United States, without giving effect to the principles of conflicts of law.

         H. Transferability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives and successor. The undersigned agrees not to transfer or assign this Agreement or the Securities to be issued by BBJE. Pursuant to the terms of this Agreement, the undersigned will not be permitted to sell or otherwise transfer the Securities that the undersigned has purchased from the Company except in compliance with all applicable federal and state securities laws.

                                 SIGNATURE PAGE

                                (For Individuals)

This page constitutes the signature page for INDIVIDUALS for the Subscription Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 10/th/ day of June 2003.

                                                Olivier d' Auriol
                                                -----------------
                                                Name of Entity (Please Print)

                                                /s/ Olivier d'Auriol

                                                Signature

         Address to which information regarding this subscription should be mailed


                                                C.-F Ramuz 111
                                                Street Address

                                                CH-1009 Pully, Switzerland
                                                --------------------------


                                                _______________________
                                                Daytime Telephone Number


                                                ________________________________
                                                Social Security Number

The number of shares purchased: 300,000

Cash invested in USD: 33,000.-

ACCEPTED AND AGREED TO
THIS 11/th/ DAY OF June 2003

BBJ ENVIRONMENTAL TECHNOLOGIES, INC.


By: /s/ Jerry V. Schinella, Chief Financial Officer
   ------------------------------------------------
   Authorized Officer

                                                                   June 10, 2003

BBJ Environmental Solutions, Inc.
Attn: Robert G. Baker
6802 Citicorp Blvd, Ste 500
Tampa, FL 33619

Gentlemen:

                                     PART I

         The undersigned is aware that:

         F. BBJ Environmental Technologies, Inc. (the "Company" or "BBJE") is hereby offering to sell on a "best efforts basis" 1'000'000 shares of its restricted Common Stock at $0.11 per share in order to raise up to $110'000 (the "securities"). No refund shall be made if the Company raises less than $110'000.-

         G. The undersigned understands that the Shares are not being purchased for resale or distribution and unless an appropriate registration statement is in effect, the undersigned will at no time offer or sell the securities in connection with the distribution of any securities of the Company or participate or have any participation in any such distribution and will not otherwise sell, transfer, assign or in any manner dispose of the securities except in accordance with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; that all of the securities are being purchased for the sole account of the undersigned or other non U.S. persons and no U.S. person has any beneficial interest in any of the securities.

         H. The securities offered herein are being sold pursuant to Regulation S of the Securities Act of 1933, as amended, solely to non-U.S. persons as defined in Regulation 902 of Regulation S. A U.S. person means: (i) any natural person resident of the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if any individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation 501(a) of Regulation D who are not natural persons, estates or trusts.

         The following are not "U.S. persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         I. The shares to be issued would entitle the holders thereof to one vote per share regarding all matters coming up for a shareholders' vote. There would be no cumulative or pre-emptive rights attached to any of the shares.

         J. All checks shall be made to the order of "BBJ Environmental Technologies, Inc." and shall be mailed to the Company, at 6802 Citicorp Drive, Suite 500, Tampa, FL 33619. As an alternative to the payment via a check or money order, payment may be made to the Company by wiring the subscription funds. All wires shall be made to the order of BBJ Environmental Technologies, Inc. and shall be wired to the Company's bank account as follows:

                  For BBJ Environmental Technologies, Inc.

                  For Further Credit to BBJ Environmental Solutions, Inc. Account Number: 7966309700

                  ABA Routing Number: 062000019

                  AmSouth Bank - Dolphin Village Branch #171
                  Attn: Peggy Maso
                  4811 Gulf Boulevard
                  St. Pete Beach, Florida 33706
                  727-367-7891 (tel)
                  727-367-7893 (fax)

         The undersigned represents and warrants the following:

              (a) I can bear the economic risk of this investment and can afford a complete loss thereof. I (i) have sufficient liquid assets and have adequate means of providing for my current and presently foreseeable future needs, (ii) have no present need for liquidity of my investment in the securities of the Company and (iii) will not have an overall commitment to non-marketable investments disproportionate to my net worth.

         (b) I qualify as an "Accredited Investor" as defined in Regulation D, under the Act because I meet one or more of the following requirements: (Please check the appropriate item):

  X  (1) the investor is a natural person whose net worth, or joint net worth
-----
with spouse, at the time of purchase, exceeds $1,000,000 (including the value of home, home furnishings and automobiles).

_____(2) the investor is a natural person whose individual gross income (excluding that of spouse) exceeded $200,000 in each of the last two calendar years, and who reasonably expects individual gross income exceeding $200,000 in the current calendar year; or for such periods, the combined income of the investor with spouse exceeded and is expected to exceed $300,000.

_____(3) the investor is an employment benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 and either (A) the employee benefit plan has total assets in excess of $5,000,000, or (B) if a self-directed plan, then the investment decisions are made solely by persons that qualify as accredited investors as defined in (i) or (ii) above.

_____(4) the investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in Rule 506
(b)(2)(ii) under the Securities Act of 1933.

_____(5) the investor is an entity in which all the equity owners qualify as accredited investors.

_____(6) the investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(7) the investor is a bank as defined in section 3(a)(2) of the Act, or savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000 or, a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(8) The investor is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

         (c) The securities of the Company will bear the following restrictive legend:

             "Transfer of the shares represented by this certificate is prohibited except in accordance with the provisions of Regulation S, or if registered or exempt from registration, and hedging transactions are not permitted as to the shares represented by this certificate unless in compliance with the Securities Act of 1933, as amended."

         (d) The undersigned certifies that the undersigned is not a U.S. person and has not purchased the securities of the Company for the account of a U.S. person and agrees to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration and the undersigned agrees not to engage in hedging transactions with regard to such securities, unless in compliance with the Securities Act. The undersigned is aware that the Company will refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

         (e) The execution of this Subscription Agreement and the purchase order contained herein originated when the undersigned was located outside of the United States.

                                     PART II

         The undersigned represents and warrants:

         A. I and such other persons whom I have found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the risks of the investment and to make an informed investment decision with respect thereto.

         B. I am fully aware of the risks of investing in the Company's securities and that I may lose all or a portion of my investment. As of December 31, 2002, the Company had net stockholders' equity of $554,243, an accumulated deficit of $5,724,017 and working capital of $479,918. There can be no assurances that the Company will be able to continue as a going concern or achieve material revenues or profitable operations. For further details, see the Company's annual report with audited financial statements for the year ended December 31, 2002, unaudited quarterly reports and the Company's press releases, which are all available on BBJE's web site at http://www.bbjenviro.com. Copies of the foregoing information can be obtained from the Company by calling BBJE at 1-800-889-2251 and asking for Jerry V. Schinella.

         C. I have had the opportunity to ask questions of, and to receive answers from, the Company and Robert G. Baker with respect to the Company, the terms and conditions of the offering and the Company's plan of operation. The undersigned's representatives, if any, and I have been offered access to the books and records of the Company (i) relating to my investment in the securities and (ii) which were necessary to verify the accuracy of any information which was furnished to me. All materials and information requested by either me or other persons representing me, including any information requested to verify any information furnished, have been made available. I acknowledge that I have received no representations or warranties from the Company, its employees or agents in making this investment decision.

         D. The undersigned is bona fide permanent resident of and is domiciled in the country as set forth on the signature page hereof and has no present intention of becoming a resident of any other jurisdiction, or if a partnership, trust, corporation or other entity, has a principal place of business or is domiciled in the country as set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other jurisdiction.

         E. FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned represents and warrants that it was not organized for the specific purpose of acquiring securities of the Company, and (ii) the undersigned has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the

Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

         I understand the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date that my purchase of the Securities of the Company subscribed for herein has been accepted by the Company. Each such representation and warranty shall survive such purchase.

                                    PART III

         Representations and Warranties of the Company.

         A. The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own properties and conduct its proposed business and to enter into this Agreement and to be bound by the provisions and conditions hereof.

         B. No Waiver. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by him or it with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

         C. Entire Agreement. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein. This Agreement, together with any instruments executed simultaneously hereof, constitutes the entire agreement between the parties with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement, which fully and completely expresses their agreement and supersedes any prior subscription and other written and/or oral agreements.

         D. Changes. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

         E. Further Documents. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

         F. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by Registered or Certified Mail, Return Receipt Requested, postage prepaid, as follows:

         To the Purchaser:          To the Address listed at the end of this
                                    Agreement

         To the Company:            To the address specified on page 1

or in each case to such other address as shall have last been furnished by like notice. If mailing by Registered or Certified Mail is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be.

         G. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Florida of the United States, without giving effect to the principles of conflicts of law.

         H. Transferability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives and successor. The undersigned agrees not to transfer or assign this Agreement or the Securities to be issued by BBJE. Pursuant to the terms of this Agreement, the undersigned will not be permitted to sell or otherwise transfer the Securities that the undersigned has purchased from the Company except in compliance with all applicable federal and state securities laws.

                                 SIGNATURE PAGE

                                (For Individuals)

This page constitutes the signature page for INDIVIDUALS for the Subscription Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 10/th/ day of June 2003.

                                        Regine Chatagny
                                        ---------------
                                        Name of Entity (Please Print)

                                        /s/ Regine Chatagny

                                        Signature

         Address to which information regarding this subscription should be mailed


                                        Rue des Vollamdes 29
                                        --------------------
                                        Street Address

                                        1207 Geneva, Switzerland
                                        ------------------------


                                        _______________________
                                        Daytime Telephone Number


                                        ________________________________________
                                        Social Security Number


The number of shares purchased: 30,000

Cash invested in USD: 3,300.-

ACCEPTED AND AGREED TO
THIS 11/th/ DAY OF June 2003

BBJ ENVIRONMENTAL TECHNOLOGIES, INC.


By: /s/ Jerry V. Schinella, Chief Financial Officer
   ------------------------------------------------
  Authorized Officer

                                                                   June 10, 2003

BBJ Environmental Solutions, Inc.
Attn: Robert G. Baker
6802 Citicorp Blvd, Ste 500
Tampa, FL 33619

Gentlemen:

                                     PART I

         The undersigned is aware that:

         K. BBJ Environmental Technologies, Inc. (the "Company" or "BBJE") is hereby offering to sell on a "best efforts basis" 1,000,000 shares of its restricted Common Stock at $0.11 per share in order to raise up to $110,000 (the "securities"). No refund shall be made if the Company raises less than $110,000.-

         L. The undersigned understands that the Shares are not being purchased for resale or distribution and unless an appropriate registration statement is in effect, the undersigned will at no time offer or sell the securities in connection with the distribution of any securities of the Company or participate or have any participation in any such distribution and will not otherwise sell, transfer, assign or in any manner dispose of the securities except in accordance with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; that all of the securities are being purchased for the sole account of the undersigned or other non U.S. persons and no U.S. person has any beneficial interest in any of the securities.

         M. The securities offered herein are being sold pursuant to Regulation S of the Securities Act of 1933, as amended, solely to non-U.S. persons as defined in Regulation 902 of Regulation S. A U.S. person means: (i) any natural person resident of the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if any individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation 501(a) of Regulation D who are not natural persons, estates or trusts.

         The following are not "U.S. persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         N. The shares to be issued would entitle the holders thereof to one vote per share regarding all matters coming up for a shareholders' vote. There would be no cumulative or pre-emptive rights attached to any of the shares.

         O. All checks shall be made to the order of "BBJ Environmental Technologies, Inc." and shall be mailed to the Company, at 6802 Citicorp Drive, Suite 500, Tampa, FL 33619. As an alternative to the payment via a check or money order, payment may be made to the Company by wiring the subscription funds. All wires shall be made to the order of BBJ Environmental Technologies, Inc. and shall be wired to the Company's bank account as follows:

                 For BBJ Environmental Technologies, Inc.

                 For Further Credit to BBJ Environmental Solutions, Inc. Account Number: 7966309700

                 ABA Routing Number: 062000019

                 AmSouth Bank - Dolphin Village Branch #171
                 Attn: Peggy Maso
                 4811 Gulf Boulevard
                 St. Pete Beach, Florida 33706
                 727-367-7891 (tel)
                 727-367-7893 (fax)

         The undersigned represents and warrants the following:

            (a) I can bear the economic risk of this investment and can afford a complete loss thereof. I (i) have sufficient liquid assets and have adequate means of providing for my current and presently foreseeable future needs, (ii) have no present need for liquidity of my investment in the securities of the Company and (iii) will not have an overall commitment to non-marketable investments disproportionate to my net worth.

         (b) I qualify as an "Accredited Investor" as defined in Regulation D, under the Act because I meet one or more of the following requirements: (Please check the appropriate item):

  X  (1) the investor is a natural person whose net worth, or joint net worth
-----
with spouse, at the time of purchase, exceeds $1,000,000 (including the value of home, home furnishings and automobiles).

_____(2) the investor is a natural person whose individual gross income (excluding that of spouse) exceeded $200,000 in each of the last two calendar years, and who reasonably expects individual gross income exceeding $200,000 in the current calendar year; or for such periods, the combined income of the investor with spouse exceeded and is expected to exceed $300,000.

_____(3) the investor is an employment benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 and either (A) the employee benefit plan has total assets in excess of $5,000,000, or (B) if a self-directed plan, then the investment decisions are made solely by persons that qualify as accredited investors as defined in (i) or (ii) above.

_____(4) the investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in Rule 506
(b)(2)(ii) under the Securities Act of 1933.

_____(5) the investor is an entity in which all the equity owners qualify as accredited investors.

_____(6) the investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(7) the investor is a bank as defined in section 3(a)(2) of the Act, or savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000 or, a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(8) The investor is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

         (c) The securities of the Company will bear the following restrictive legend:

             "Transfer of the shares represented by this certificate is prohibited except in accordance with the provisions of Regulation S, or if registered or exempt from registration, and hedging transactions are not permitted as to the shares represented by this certificate unless in compliance with the Securities Act of 1933, as amended."

         (d) The undersigned certifies that the undersigned is not a U.S. person and has not purchased the securities of the Company for the account of a U.S. person and agrees to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration and the undersigned agrees not to engage in hedging transactions with regard to such securities, unless in compliance with the Securities Act. The undersigned is aware that the Company will refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

         (e) The execution of this Subscription Agreement and the purchase order contained herein originated when the undersigned was located outside of the United States.

                                     PART II

         The undersigned represents and warrants:

         A. I and such other persons whom I have found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the risks of the investment and to make an informed investment decision with respect thereto.

         B. I am fully aware of the risks of investing in the Company's securities and that I may lose all or a portion of my investment. As of December 31, 2002, the Company had net stockholders' equity of $554,243, an accumulated deficit of $5,724,017 and working capital of $479,918. There can be no assurances that the Company will be able to continue as a going concern or achieve material revenues or profitable operations. For further details, see the Company's annual report with audited financial statements for the year ended December 31, 2002, unaudited quarterly reports and the Company's press releases, which are all available on BBJE's web site at http://www.bbjenviro.com. Copies of the foregoing information can be obtained from the Company by calling BBJE at 1-800-889-2251 and asking for Jerry V. Schinella.

         C. I have had the opportunity to ask questions of, and to receive answers from, the Company and Robert G. Baker with respect to the Company, the terms and conditions of the offering and the Company's plan of operation. The undersigned's representatives, if any, and I have been offered access to the books and records of the Company (i) relating to my investment in the securities and (ii) which were necessary to verify the accuracy of any information which was furnished to me. All materials and information requested by either me or other persons representing me, including any information requested to verify any information furnished, have been made available. I acknowledge that I have received no representations or warranties from the Company, its employees or agents in making this investment decision.

         D. The undersigned is bona fide permanent resident of and is domiciled in the country as set forth on the signature page hereof and has no present intention of becoming a resident of any other jurisdiction, or if a partnership, trust, corporation or other entity, has a principal place of business or is domiciled in the country as set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other jurisdiction.

         E. FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned represents and warrants that it was not organized for the specific purpose of acquiring securities of the Company, and (ii) the undersigned has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the

Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

         I understand the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date that my purchase of the Securities of the Company subscribed for herein has been accepted by the Company. Each such representation and warranty shall survive such purchase.

                                    PART III

         Representations and Warranties of the Company.

         A. The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own properties and conduct its proposed business and to enter into this Agreement and to be bound by the provisions and conditions hereof.

         B. No Waiver. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by him or it with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

         C. Entire Agreement. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein. This Agreement, together with any instruments executed simultaneously hereof, constitutes the entire agreement between the parties with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement, which fully and completely expresses their agreement and supersedes any prior subscription and other written and/or oral agreements.

         D. Changes. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

         E. Further Documents. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

         F. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by Registered or Certified Mail, Return Receipt Requested, postage prepaid, as follows:

         To the Purchaser:          To the Address listed at the end of this
                                    Agreement

         To the Company:            To the address specified on page 1

or in each case to such other address as shall have last been furnished by like notice. If mailing by Registered or Certified Mail is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be.

         G. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Florida of the United States, without giving effect to the principles of conflicts of law.

         H. Transferability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives and successor. The undersigned agrees not to transfer or assign this Agreement or the Securities to be issued by BBJE. Pursuant to the terms of this Agreement, the undersigned will not be permitted to sell or otherwise transfer the Securities that the undersigned has purchased from the Company except in compliance with all applicable federal and state securities laws.

                                 SIGNATURE PAGE

                                (For Individuals)

This page constitutes the signature page for INDIVIDUALS for the Subscription Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 10/th/ day of June 2003.

                                         Marie-Charlotte Goury du Roslan
                                         -------------------------------

                                         Name of Entity (Please Print)

                                         /s/ Marie-Charlotte Goury du Roslan

                                         Signature

         Address to which information regarding this subscription should be mailed


                                         Route de Penys 34-36
                                         --------------------
                                         Street Address

                                         CH-1295 Mies, Switzerland
                                         -------------------------


                                         _______________________
                                         Daytime Telephone Number


                                         _______________________________________
                                         Social Security Number

The number of shares purchased: 200,000

Cash invested in USD: 22,000.-

ACCEPTED AND AGREED TO
THIS 11/th/ DAY OF June 2003

BBJ ENVIRONMENTAL TECHNOLOGIES, INC.


By: /s/ Jerry V. Schinella, Chief Financial Officer
   ------------------------------------------------
  Authorized Officer

                                                                   June 10, 2003

BBJ Environmental Solutions, Inc.
Attn: Robert G. Baker
6802 Citicorp Blvd, Ste 500
Tampa, FL 33619

Gentlemen:

                                     PART I

         The undersigned is aware that:

         P. BBJ Environmental Technologies, Inc. (the "Company" or "BBJE") is hereby offering to sell on a "best efforts basis" 1,000,000 shares of its restricted Common Stock at $0.11 per share in order to raise up to $110,000 (the "securities"). No refund shall be made if the Company raises less than $110,000.-

         Q. The undersigned understands that the Shares are not being purchased for resale or distribution and unless an appropriate registration statement is in effect, the undersigned will at no time offer or sell the securities in connection with the distribution of any securities of the Company or participate or have any participation in any such distribution and will not otherwise sell, transfer, assign or in any manner dispose of the securities except in accordance with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; that all of the securities are being purchased for the sole account of the undersigned or other non U.S. persons and no U.S. person has any beneficial interest in any of the securities.

         R. The securities offered herein are being sold pursuant to Regulation S of the Securities Act of 1933, as amended, solely to non-U.S. persons as defined in Regulation 902 of Regulation S. A U.S. person means: (i) any natural person resident of the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if any individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation 501(a) of Regulation D who are not natural persons, estates or trusts.

         The following are not "U.S. persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         S. The shares to be issued would entitle the holders thereof to one vote per share regarding all matters coming up for a shareholders' vote. There would be no cumulative or pre-emptive rights attached to any of the shares.

         T. All checks shall be made to the order of "BBJ Environmental Technologies, Inc." and shall be mailed to the Company, at 6802 Citicorp Drive, Suite 500, Tampa, FL 33619. As an alternative to the payment via a check or money order, payment may be made to the Company by wiring the subscription funds. All wires shall be made to the order of BBJ Environmental Technologies, Inc. and shall be wired to the Company's bank account as follows:

                For BBJ Environmental Technologies, Inc.

                For Further Credit to BBJ Environmental Solutions, Inc. Account Number: 7966309700

                ABA Routing Number: 062000019

                AmSouth Bank - Dolphin Village Branch #171
                Attn: Peggy Maso
                4811 Gulf Boulevard
                St. Pete Beach, Florida 33706
                727-367-7891 (tel)
                727-367-7893 (fax)

         The undersigned represents and warrants the following:

            (a) I can bear the economic risk of this investment and can afford a complete loss thereof. I (i) have sufficient liquid assets and have adequate means of providing for my current and presently foreseeable future needs, (ii) have no present need for liquidity of my investment in the securities of the Company and (iii) will not have an overall commitment to non-marketable investments disproportionate to my net worth.

         (b) I qualify as an "Accredited Investor" as defined in Regulation D, under the Act because I meet one or more of the following requirements: (Please check the appropriate item):

_____(1) the investor is a natural person whose net worth, or joint net worth with spouse, at the time of purchase, exceeds $1,000,000 (including the value of home, home furnishings and automobiles).

_____(2) the investor is a natural person whose individual gross income (excluding that of spouse) exceeded $200,000 in each of the last two calendar years, and who reasonably expects individual gross income exceeding $200,000 in the current calendar year; or for such periods, the combined income of the investor with spouse exceeded and is expected to exceed $300,000.

_____(3) the investor is an employment benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 and either (A) the employee benefit plan has total assets in excess of $5,000,000, or (B) if a self-directed plan, then the investment decisions are made solely by persons that qualify as accredited investors as defined in (i) or (ii) above.

_____(4) the investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in Rule 506
(b)(2)(ii) under the Securities Act of 1933.

_____(5) the investor is an entity in which all the equity owners qualify as accredited investors.

_____(6) the investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

  X  (7) the investor is a bank as defined in section 3(a)(2) of the Act, or
-----
savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000 or, a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(8) The investor is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

         (c) The securities of the Company will bear the following restrictive legend:

             "Transfer of the shares represented by this certificate is prohibited except in accordance with the provisions of Regulation S, or if registered or exempt from registration, and hedging transactions are not permitted as to the shares represented by this certificate unless in compliance with the Securities Act of 1933, as amended."

         (d) The undersigned certifies that the undersigned is not a U.S. person and has not purchased the securities of the Company for the account of a U.S. person and agrees to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration and the undersigned agrees not to engage in hedging transactions with regard to such securities, unless in compliance with the Securities Act. The undersigned is aware that the Company will refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

         (e) The execution of this Subscription Agreement and the purchase order contained herein originated when the undersigned was located outside of the United States.

                                     PART II

         The undersigned represents and warrants:

         A. I and such other persons whom I have found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the risks of the investment and to make an informed investment decision with respect thereto.

         B. I am fully aware of the risks of investing in the Company's securities and that I may lose all or a portion of my investment. As of December 31, 2002, the Company had net stockholders' equity of $554,243, an accumulated deficit of $5,724,017 and working capital of $479,918. There can be no assurances that the Company will be able to continue as a going concern or achieve material revenues or profitable operations. For further details, see the Company's annual report with audited financial statements for the year ended December 31, 2002, unaudited quarterly reports and the Company's press releases, which are all available on BBJE's web site at http://www.bbjenviro.com. Copies of the foregoing information can be obtained from the Company by calling BBJE at 1-800-889-2251 and asking for Jerry V. Schinella.

         C. I have had the opportunity to ask questions of, and to receive answers from, the Company and Robert G. Baker with respect to the Company, the terms and conditions of the offering and the Company's plan of operation. The undersigned's representatives, if any, and I have been offered access to the books and records of the Company (i) relating to my investment in the securities and (ii) which were necessary to verify the accuracy of any information which was furnished to me. All materials and information requested by either me or other persons representing me, including any information requested to verify any information furnished, have been made available. I acknowledge that I have received no representations or warranties from the Company, its employees or agents in making this investment decision.

         D. The undersigned is bona fide permanent resident of and is domiciled in the country as set forth on the signature page hereof and has no present intention of becoming a resident of any other jurisdiction, or if a partnership, trust, corporation or other entity, has a principal place of business or is domiciled in the country as set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other jurisdiction.

         E. FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned represents and warrants that it was not organized for the specific purpose of acquiring securities of the Company, and (ii) the undersigned has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the

Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

         I understand the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date that my purchase of the Securities of the Company subscribed for herein has been accepted by the Company. Each such representation and warranty shall survive such purchase.

                                    PART III

         Representations and Warranties of the Company.

         A. The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own properties and conduct its proposed business and to enter into this Agreement and to be bound by the provisions and conditions hereof.

         B. No Waiver. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by him or it with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

         C. Entire Agreement. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein. This Agreement, together with any instruments executed simultaneously hereof, constitutes the entire agreement between the parties with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement, which fully and completely expresses their agreement and supersedes any prior subscription and other written and/or oral agreements.

         D. Changes. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

         E. Further Documents. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

         F. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by Registered or Certified Mail, Return Receipt Requested, postage prepaid, as follows:

         To the Purchaser:          To the Address listed at the end of this
                                    Agreement

         To the Company:            To the address specified on page 1

or in each case to such other address as shall have last been furnished by like notice. If mailing by Registered or Certified Mail is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be.

         G. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Florida of the United States, without giving effect to the principles of conflicts of law.

         H. Transferability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives and successor. The undersigned agrees not to transfer or assign this Agreement or the Securities to be issued by BBJE. Pursuant to the terms of this Agreement, the undersigned will not be permitted to sell or otherwise transfer the Securities that the undersigned has purchased from the Company except in compliance with all applicable federal and state securities laws.

                                 SIGNATURE PAGE
                              (For Non-Individuals)

         This page constitutes the signature page for NON-INDIVIDUALS for the Subscription Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 10/th/ day of June 2003.

                                       Banque Privee Edmond de Rothschild
                                       ----------------------------------
                                       Luxembourg SA
                                       -------------
                                       Name of Entity (Please Print)

                                       M.T.Weber/P.Brebion
                                       -----------------------------------
                                       Signature/Title

         Address to which information regarding this subscription should be mailed

                                       20 Blvd Emmanuel Servais
                                       -----------------------------------
                                            Street Address

                                       Luxembourg L-2535
                                       -----------------------------------
                                       City       State               Zip

                                       (         )
                                       -----------------------------------
                                       Daytime Telephone Number


                                       State of Organization: Luxembourg
                                                              ----------

                                       ___________________________________
                                       Tax Identification Number

The number of shares purchased: 300,000

Cash invested in USD: $33,000

ACCEPTED AND AGREED TO
THIS 12/th/ DAY OF June 2003

BBJ ENVIRONMENTAL TECHNOLOGIES, INC.

By: Jerry V. Schinella, Chief Financial Officer
    ---------------------------------------------------------------
          Authorized Officer

                                                                   June 10, 2003

BBJ Environmental Solutions, Inc.
Attn: Robert G. Baker
6802 Citicorp Blvd, Ste 500
Tampa, FL 33619

Gentlemen:

                                     PART I

         The undersigned is aware that:

         U. BBJ Environmental Technologies, Inc. (the "Company" or "BBJE") is hereby offering to sell on a "best efforts basis" 1,000,000 shares of its restricted Common Stock at $0.11 per share in order to raise up to $110,000 (the "securities"). No refund shall be made if the Company raises less than $110,000.-

         V. The undersigned understands that the Shares are not being purchased for resale or distribution and unless an appropriate registration statement is in effect, the undersigned will at no time offer or sell the securities in connection with the distribution of any securities of the Company or participate or have any participation in any such distribution and will not otherwise sell, transfer, assign or in any manner dispose of the securities except in accordance with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; that all of the securities are being purchased for the sole account of the undersigned or other non U.S. persons and no U.S. person has any beneficial interest in any of the securities.

         W. The securities offered herein are being sold pursuant to Regulation S of the Securities Act of 1933, as amended, solely to non-U.S. persons as defined in Regulation 902 of Regulation S. A U.S. person means: (i) any natural person resident of the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if any individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation 501(a) of Regulation D who are not natural persons, estates or trusts.

         The following are not "U.S. persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:
(A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and
(B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         X. The shares to be issued would entitle the holders thereof to one vote per share regarding all matters coming up for a shareholders' vote. There would be no cumulative or pre-emptive rights attached to any of the shares.

         Y. All checks shall be made to the order of "BBJ Environmental Technologies, Inc." and shall be mailed to the Company, at 6802 Citicorp Drive, Suite 500, Tampa, FL 33619. As an alternative to the payment via a check or money order, payment may be made to the Company by wiring the subscription funds. All wires shall be made to the order of BBJ Environmental Technologies, Inc. and shall be wired to the Company's bank account as follows:

                For BBJ Environmental Technologies, Inc.

                For Further Credit to BBJ Environmental Solutions, Inc. Account Number: 7966309700

                ABA Routing Number: 062000019

                AmSouth Bank - Dolphin Village Branch #171
                Attn: Peggy Maso
                4811 Gulf Boulevard
                St. Pete Beach, Florida 33706
                727-367-7891 (tel)
                727-367-7893 (fax)

         The undersigned represents and warrants the following:

            (a) I can bear the economic risk of this investment and can afford a complete loss thereof. I (i) have sufficient liquid assets and have adequate means of providing for my current and presently foreseeable future needs, (ii) have no present need for liquidity of my investment in the securities of the Company and (iii) will not have an overall commitment to non-marketable investments disproportionate to my net worth.

         (b) I qualify as an "Accredited Investor" as defined in Regulation D, under the Act because I meet one or more of the following requirements: (Please check the appropriate item):

  X  (1) the investor is a natural person whose net worth, or joint net worth
-----
with spouse, at the time of purchase, exceeds $1,000,000 (including the value of home, home furnishings and automobiles).

_____(2) the investor is a natural person whose individual gross income (excluding that of spouse) exceeded $200,000 in each of the last two calendar years, and who reasonably expects individual gross income exceeding $200,000 in the current calendar year; or for such periods, the combined income of the investor with spouse exceeded and is expected to exceed $300,000.

_____(3) the investor is an employment benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 and either (A) the employee benefit plan has total assets in excess of $5,000,000, or (B) if a self-directed plan, then the investment decisions are made solely by persons that qualify as accredited investors as defined in (i) or (ii) above.

_____(4) the investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in Rule 506
(b)(2)(ii) under the Securities Act of 1933.

_____(5) the investor is an entity in which all the equity owners qualify as accredited investors.

_____(6) the investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(7) the investor is a bank as defined in section 3(a)(2) of the Act, or savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000 or, a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(8) The investor is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

         (c) The securities of the Company will bear the following restrictive legend:

             "Transfer of the shares represented by this certificate is prohibited except in accordance with the provisions of Regulation S, or if registered or exempt from registration, and hedging transactions are not permitted as to the shares represented by this certificate unless in compliance with the Securities Act of 1933, as amended."

         (d) The undersigned certifies that the undersigned is not a U.S. person and has not purchased the securities of the Company for the account of a U.S. person and agrees to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration and the undersigned agrees not to engage in hedging transactions with regard to such securities, unless in compliance with the Securities Act. The undersigned is aware that the Company will refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

         (e) The execution of this Subscription Agreement and the purchase order contained herein originated when the undersigned was located outside of the United States.

                                     PART II

         The undersigned represents and warrants:

         A. I and such other persons whom I have found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the risks of the investment and to make an informed investment decision with respect thereto.

         B. I am fully aware of the risks of investing in the Company's securities and that I may lose all or a portion of my investment. As of December 31, 2002, the Company had net stockholders' equity of $554,243, an accumulated deficit of $5,724,017 and working capital of $479,918. There can be no assurances that the Company will be able to continue as a going concern or achieve material revenues or profitable operations. For further details, see the Company's annual report with audited financial statements for the year ended December 31, 2002, unaudited quarterly reports and the Company's press releases, which are all available on BBJE's web site at http://www.bbjenviro.com. Copies of the foregoing information can be obtained from the Company by calling BBJE at 1-800-889-2251 and asking for Jerry V. Schinella.

         C. I have had the opportunity to ask questions of, and to receive answers from, the Company and Robert G. Baker with respect to the Company, the terms and conditions of the offering and the Company's plan of operation. The undersigned's representatives, if any, and I have been offered access to the books and records of the Company (i) relating to my investment in the securities and (ii) which were necessary to verify the accuracy of any information which was furnished to me. All materials and information requested by either me or other persons representing me, including any information requested to verify any information furnished, have been made available. I acknowledge that I have received no representations or warranties from the Company, its employees or agents in making this investment decision.

         D. The undersigned is bona fide permanent resident of and is domiciled in the country as set forth on the signature page hereof and has no present intention of becoming a resident of any other jurisdiction, or if a partnership, trust, corporation or other entity, has a principal place of business or is domiciled in the country as set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other jurisdiction.

         E. FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned represents and warrants that it was not organized for the specific purpose of acquiring securities of the Company, and (ii) the undersigned has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the

Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

         I understand the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date that my purchase of the Securities of the Company subscribed for herein has been accepted by the Company. Each such representation and warranty shall survive such purchase.

                                    PART III

         Representations and Warranties of the Company.

         A. The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own properties and conduct its proposed business and to enter into this Agreement and to be bound by the provisions and conditions hereof.

         B. No Waiver. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by him or it with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

         C. Entire Agreement. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein. This Agreement, together with any instruments executed simultaneously hereof, constitutes the entire agreement between the parties with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement, which fully and completely expresses their agreement and supersedes any prior subscription and other written and/or oral agreements.

         D. Changes. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

         E. Further Documents. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

         F. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by Registered or Certified Mail, Return Receipt Requested, postage prepaid, as follows:

         To the Purchaser:          To the Address listed at the end of this
                                    Agreement

         To the Company:            To the address specified on page 1

or in each case to such other address as shall have last been furnished by like notice. If mailing by Registered or Certified Mail is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be.

         G. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Florida of the United States, without giving effect to the principles of conflicts of law.

         H. Transferability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives and successor. The undersigned agrees not to transfer or assign this Agreement or the Securities to be issued by BBJE. Pursuant to the terms of this Agreement, the undersigned will not be permitted to sell or otherwise transfer the Securities that the undersigned has purchased from the Company except in compliance with all applicable federal and state securities laws.

                                 SIGNATURE PAGE

                                (For Individuals)

This page constitutes the signature page for INDIVIDUALS for the Subscription Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 10/th/ day of June 2003.

                                       Pierre Poyet
                                       -----------------------------
                                       Name of Entity (Please Print)

                                       /s/ Pierre Poyet

                                       Signature

         Address to which information regarding this subscription should be mailed


                                       3 CH Gilbert Trolliet
                                       -----------------------------
                                       Street Address

                                       1209 Geneva, Switzerland
                                       -----------------------------

                                       _____________________________
                                       Daytime Telephone Number

                                       _____________________________________
                                       Social Security Number

The number of shares purchased: 30,000

Cash invested in USD: 3,300.-

ACCEPTED AND AGREED TO
THIS 13/th/ DAY OF June 2003

BBJ ENVIRONMENTAL TECHNOLOGIES, INC.


By: /s/ Jerry V. Schinella, Chief Financial Officer
   ------------------------------------------------
   Authorized Officer

                                                                   June 10, 2003

BBJ Environmental Solutions, Inc.
Attn: Robert G. Baker
6802 Citicorp Blvd, Ste 500
Tampa, FL 33619

Gentlemen:

                                     PART I

         The undersigned is aware that:

         Z. BBJ Environmental Technologies, Inc. (the "Company" or "BBJE") is hereby offering to sell on a "best efforts basis" 1,000,000 shares of its restricted Common Stock at $0.11 per share in order to raise up to $110,000 (the "securities"). No refund shall be made if the Company raises less than $110,000.-

         AA. The undersigned understands that the Shares are not being purchased for resale or distribution and unless an appropriate registration statement is in effect, the undersigned will at no time offer or sell the securities in connection with the distribution of any securities of the Company or participate or have any participation in any such distribution and will not otherwise sell, transfer, assign or in any manner dispose of the securities except in accordance with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; that all of the securities are being purchased for the sole account of the undersigned or other non U.S. persons and no U.S. person has any beneficial interest in any of the securities.

         BB. The securities offered herein are being sold pursuant to Regulation S of the Securities Act of 1933, as amended, solely to non-U.S. persons as defined in Regulation 902 of Regulation S. A U.S. person means: (i) any natural person resident of the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if any individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation 501(a) of Regulation D who are not natural persons, estates or trusts.

         The following are not "U.S. persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         CC. The shares to be issued would entitle the holders thereof to one vote per share regarding all matters coming up for a shareholders' vote. There would be no cumulative or pre-emptive rights attached to any of the shares.

         DD. All checks shall be made to the order of "BBJ Environmental Technologies, Inc." and shall be mailed to the Company, at 6802 Citicorp Drive, Suite 500, Tampa, FL 33619. As an alternative to the payment via a check or money order, payment may be made to the Company by wiring the subscription funds. All wires shall be made to the order of BBJ Environmental Technologies, Inc. and shall be wired to the Company's bank account as follows:

                For BBJ Environmental Technologies, Inc.

                For Further Credit to BBJ Environmental Solutions, Inc. Account Number: 7966309700

                ABA Routing Number: 062000019

                AmSouth Bank - Dolphin Village Branch #171
                Attn: Peggy Maso
                4811 Gulf Boulevard
                St. Pete Beach, Florida 33706
                727-367-7891 (tel)
                727-367-7893 (fax)

         The undersigned represents and warrants the following:

            (a) I can bear the economic risk of this investment and can afford a complete loss thereof. I (i) have sufficient liquid assets and have adequate means of providing for my current and presently foreseeable future needs, (ii) have no present need for liquidity of my investment in the securities of the Company and (iii) will not have an overall commitment to non-marketable investments disproportionate to my net worth.

         (b) I qualify as an "Accredited Investor" as defined in Regulation D, under the Act because I meet one or more of the following requirements: (Please check the appropriate item):

  X  (1) the investor is a natural person whose net worth, or joint net worth
-----
with spouse, at the time of purchase, exceeds $1,000,000 (including the value of home, home furnishings and automobiles).

_____(2) the investor is a natural person whose individual gross income (excluding that of spouse) exceeded $200,000 in each of the last two calendar years, and who reasonably expects individual gross income exceeding $200,000 in the current calendar year; or for such periods, the combined income of the investor with spouse exceeded and is expected to exceed $300,000.

_____(3) the investor is an employment benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 and either (A) the employee benefit plan has total assets in excess of $5,000,000, or (B) if a self-directed plan, then the investment decisions are made solely by persons that qualify as accredited investors as defined in (i) or (ii) above.

_____(4) the investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in Rule 506
(b)(2)(ii) under the Securities Act of 1933.

_____(5) the investor is an entity in which all the equity owners qualify as accredited investors.

_____(6) the investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(7) the investor is a bank as defined in section 3(a)(2) of the Act, or savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000 or, a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(8) The investor is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

         (c) The securities of the Company will bear the following restrictive legend:

             "Transfer of the shares represented by this certificate is prohibited except in accordance with the provisions of Regulation S, or if registered or exempt from registration, and hedging transactions are not permitted as to the shares represented by this certificate unless in compliance with the Securities Act of 1933, as amended."

         (d) The undersigned certifies that the undersigned is not a U.S. person and has not purchased the securities of the Company for the account of a U.S. person and agrees to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933, as amended, or pursuant to an available exemption from registration and the undersigned agrees not to engage in hedging transactions with regard to such securities, unless in compliance with the Securities Act. The undersigned is aware that the Company will refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

         (e) The execution of this Subscription Agreement and the purchase order contained herein originated when the undersigned was located outside of the United States.

                                     PART II

         The undersigned represents and warrants:

         A. I and such other persons whom I have found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the risks of the investment and to make an informed investment decision with respect thereto.

         B. I am fully aware of the risks of investing in the Company's securities and that I may lose all or a portion of my investment. As of December 31, 2002, the Company had net stockholders' equity of $554,243, an accumulated deficit of $5,724,017 and working capital of $479,918. There can be no assurances that the Company will be able to continue as a going concern or achieve material revenues or profitable operations. For further details, see the Company's annual report with audited financial statements for the year ended December 31, 2002, unaudited quarterly reports and the Company's press releases, which are all available on BBJE's web site at http://www.bbjenviro.com. Copies of the foregoing information can be obtained from the Company by calling BBJE at 1-800-889-2251 and asking for Jerry V. Schinella.

         C. I have had the opportunity to ask questions of, and to receive answers from, the Company and Robert G. Baker with respect to the Company, the terms and conditions of the offering and the Company's plan of operation. The undersigned's representatives, if any, and I have been offered access to the books and records of the Company (i) relating to my investment in the securities and (ii) which were necessary to verify the accuracy of any information which was furnished to me. All materials and information requested by either me or other persons representing me, including any information requested to verify any information furnished, have been made available. I acknowledge that I have received no representations or warranties from the Company, its employees or agents in making this investment decision.

         D. The undersigned is bona fide permanent resident of and is domiciled in the country as set forth on the signature page hereof and has no present intention of becoming a resident of any other jurisdiction, or if a partnership, trust, corporation or other entity, has a principal place of business or is domiciled in the country as set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other jurisdiction.

         E. FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned represents and warrants that it was not organized for the specific purpose of acquiring securities of the Company, and (ii) the undersigned has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the

Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

         I understand the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date that my purchase of the Securities of the Company subscribed for herein has been accepted by the Company. Each such representation and warranty shall survive such purchase.

                                    PART III

         Representations and Warranties of the Company.

         A. The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own properties and conduct its proposed business and to enter into this Agreement and to be bound by the provisions and conditions hereof.

         B. No Waiver. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by him or it with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

         C. Entire Agreement. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein. This Agreement, together with any instruments executed simultaneously hereof, constitutes the entire agreement between the parties with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement, which fully and completely expresses their agreement and supersedes any prior subscription and other written and/or oral agreements.

         D. Changes. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

         E. Further Documents. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

         F. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by Registered or Certified Mail, Return Receipt Requested, postage prepaid, as follows:

         To the Purchaser:          To the Address listed at the end of this
                                    Agreement

         To the Company:            To the address specified on page 1

or in each case to such other address as shall have last been furnished by like notice. If mailing by Registered or Certified Mail is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be.

         G. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Florida of the United States, without giving effect to the principles of conflicts of law.

         H. Transferability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives and successor. The undersigned agrees not to transfer or assign this Agreement or the Securities to be issued by BBJE. Pursuant to the terms of this Agreement, the undersigned will not be permitted to sell or otherwise transfer the Securities that the undersigned has purchased from the Company except in compliance with all applicable federal and state securities laws.

                                 SIGNATURE PAGE

                                (For Individuals)

This page constitutes the signature page for INDIVIDUALS for the Subscription Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 10/th/ day of June 2003.

                                        Jean Dominique Vauthier
                                        -----------------------
                                        Name of Entity (Please Print)

                                        /s/ Jean Dominique Vauthier

                                        Signature

         Address to which information regarding this subscription should be mailed


                                         11 bis rue de Thann
                                         --------------------------------
                                         Street Address

                                         F-75017 Paris, France
                                         --------------------------


                                         __________________________
                                         Daytime Telephone Number

The number of shares purchased: 140,000

Cash invested in USD: 15,400.-

ACCEPTED AND AGREED TO
THIS 18/th/ DAY OF June 2003

BBJ ENVIRONMENTAL TECHNOLOGIES, INC.


By: /s/ Jerry V. Schinella, Chief Financial Officer
   ------------------------------------------------
   Authorized Officer